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                                                                     Exhibit 99a


                              CARDINAL HEALTH, INC.

                             UNDERWRITING AGREEMENT

                               February ___, 2001



         To the Representatives named
         in Schedule I hereto of
         the Underwriters named in
         Schedule II hereto

         Dear Sirs:

         Cardinal Health, Inc., an Ohio corporation (the "COMPANY"), proposes to sell to underwriters named in Schedule II hereto (the "UNDERWRITERS") for whom you are acting as representative (the "REPRESENTATIVE"), the principal amount of its securities (the "SECURITIES") identified in Schedule I hereto issued under an indenture (the "INDENTURE") dated as of April 18, 1997, between the Company and Bank One, NA (formerly known as Bank One, Columbus, NA), as trustee (the "TRUSTEE"). If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "UNDERWRITERS" and "REPRESENTATIVE", as used herein, shall each be deemed to refer to such firm or firms.

         1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter that:

                           (a) The Company meets the requirements for use of
                  Form S-3 under the Securities Act of 1933 (the "ACT") and has filed with the Securities and Exchange Commission (the "COMMISSION") registration statements on such Form (the file numbers of which are set forth in Schedule I hereto), which have become effective, for the registration under the Act of the Securities. Such registration statements meet the requirements set forth in Rule 415(a)(1)(x) under the Act and comply in all other material respects with said Rule. The Company proposes to file with the Commission pursuant to Rule 424(b) under the Act a supplement to the form of prospectus included in such registration statements relating to the Securities and the plan of distribution thereof and


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                  has previously advised you of all further information
                  (financial and other) with respect to the Company to be set forth therein. Such registration statements, including the exhibits thereto, as amended at the date of this Agreement, are hereinafter called the "REGISTRATION STATEMENT"; such prospectus in the form in which it appears in the Registration Statement No. 333-46482 is hereinafter called the "BASIC PROSPECTUS"; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424(b) (including the Basic Prospectus as so supplemented) is hereinafter called the "FINAL PROSPECTUS". Any preliminary form of the Final Prospectus which has heretofore been filed pursuant to Rule 424(b) is hereinafter called the "PRELIMINARY FINAL PROSPECTUS". Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein (the "INCORPORATED DOCUMENTS") pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934 (the "EXCHANGE ACT") on or before the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "AMEND", "AMENDMENT" or "SUPPLEMENT" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

                           (b) As of the date hereof, when the Final Prospectus
                  is first filed pursuant to Rule 424(b) under the Act, when, prior to the Closing Date (as defined in Section 3 hereof), any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Final Prospectus is filed with the Commission and at the Closing Date, (i) the Registration Statement, as amended as of any such time, and the Final Prospectus, as amended or supplemented as of any such time, and the Indenture will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939 (the "TRUST INDENTURE ACT") and the Exchange Act and the respective rules thereunder and (ii) neither the Registration


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                  Statement, as amended as of any such time, nor the Final
                  Prospectus, as amended or supplemented as of any such time, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, that the Company makes no representations or warranties as to (1) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification of the Trustee (Form T-1) under the Trust Indenture Act or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use in the Registration Statement or the Final Prospectus.

                           (c) The Company is a corporation duly organized and
                  validly existing in good standing under the laws of the State of Ohio with corporate power and authority to own and hold under lease its properties and conduct its business as described in the Final Prospectus and holds all material licenses and is duly qualified to conduct the business in which it is engaged in each jurisdiction or place where the conduct of its business requires such licenses or qualification and where the failure to be so licensed or qualified would have a material adverse effect on the business or financial condition of the Company and its subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT").

                           (d) Each of the Company's significant subsidiaries
                  (as defined in Rule 405 under the Act) is duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation with corporate power and authority to own and hold under lease its properties and to conduct its business as described in the Final Prospectus.

                           (e) The Indenture has been duly and validly
                  authorized, executed and delivered by the Company and, assuming due execution and delivery by the Trustee, is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and subject to the applicability of general


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                  principles of equity, and has been duly qualified under the
                  Trust Indenture Act.

                           (f) The Securities have been duly authorized and,
                  when executed by the Company and authenticated by the Trustee in accordance with the Indenture and delivered to you against payment therefor in accordance with the terms of this Agreement, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity, and the Securities conform in all material respects to the description thereof in the Final Prospectus.

                           (g) There are no legal or governmental proceedings
                  pending, or to the knowledge of the Company threatened, required to be described in the Registration Statement or the Final Prospectus which are not described as required, and there is no contract or document of a character required to be described in the Registration Statement or the Final Prospectus or to be filed as an exhibit to the Registration Statement or any Incorporated Document which is not described or filed as required.

                           (h) The Company is not in violation of its charter or
                  code of regulations or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any indenture, material lease or loan agreement, except where any default would not have a Material Adverse Effect. The issue and sale of the Securities, the execution and delivery of this Agreement, the performance of the obligations of the Company set forth herein and the consummation of the transactions contemplated hereby will not conflict with or constitute a breach of, or default under, the charter or code of regulations of the Company or any of its subsidiaries, any agreement, indenture or other instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their property is bound, or any law, administrative regulation or court decree applicable to the Company or any of its subsidiaries, except where any breach or default would not have a Material Adverse Effect.


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                           (i) Neither the execution and delivery of this
                  Agreement, nor the fulfillment of the terms herein set forth and the consummation of the transactions herein contemplated require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except such as have been obtained under the Act and the Trust Indenture Act or such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters).

                           (j) This Agreement has been duly authorized, executed
                  and delivered by the Company.

                           (k) The Company is not an "investment company" within
                  the meaning of the Investment Company Act of 1940, as amended.

                           (l) Arthur Andersen LLP, PricewaterhouseCoopers LLP
                  and Deloitte & Touche LLP, who have certified the financial statements and supporting schedules included in the Registration Statement as described under "Experts", are each independent public accountants with respect to the entities and for the periods they have audited as required by the Act.

         2. Purchase and Sale. Subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto the principal amount of the Securities set forth opposite such Underwriter's name in Schedule II hereto.

         3. Delivery and Payment. Delivery of and payment for the Securities shall be made at the location, date and time specified in Schedule I hereto (or such later date not later than five Business Days (as hereinafter defined) after such specified date as the Representative and the Company shall designate), which date and time may be postponed by agreement between the Representative and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "CLOSING DATE"). Delivery of the Securities shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks drawn in federal funds or similar same day funds, by wire transfer in same day funds or as otherwise agreed by the Company and the Representative. Certificates for the Securities shall be


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registered in such names and in such denominations as the Representative may request not less than one full Business Day in advance of the Closing Date. The term "Business Day" means each day which is neither a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required by law or executive order to be closed.

         The Company agrees to have the Securities available for inspection, checking and packaging by the Representative in New York, New York, not later than 1:00 PM on the Business Day prior to the Closing Date.

         4.  Agreements.  The Company agrees with the several Underwriters that:

                           (a) Prior to the later of (i) termination of the
                  offering of the Securities as determined by the Representative and as evidenced by written notice thereof to the Company from the Representative or (ii) the Closing Date, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus but excluding any prospectus supplement relating to a subsequent issuance of securities) to the Basic Prospectus unless the Company has furnished the Representative a copy for the Representative's review a reasonable time prior to filing thereof. Subject to the foregoing sentence, the Company will cause the Final Prospectus to be filed with the Commission pursuant to Rule 424(b) under the Act. The Company will promptly advise the Representative (i) when the Final Prospectus shall have been filed with the Commission pursuant to Rule 424(b), (ii) when any amendment to the Registration Statement relating to the Securities shall have become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Final Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use all reasonable efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                           (b) If, at any time when a prospectus relating to the
                  Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then amended or


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                  supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

                           (c) The Company will make generally available within
                  the meaning of Section 11(a) of the Act to its security holders an earning statement, which need not be audited, covering a twelve- month period commencing after the date of this Agreement and ending not later than 15 months thereafter as soon as practicable following the end of such period, which earning statement shall satisfy the provisions of Section 11(a) of the Act and may consist of earning statements covering successive fiscal quarters.

                           (d) The Company will furnish to the Representative
                  and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective on or prior to the Closing Date and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any amendments thereof and supplements thereto as the Representative may reasonably request. The Company will pay the expenses of printing all documents relating to the offering unless otherwise agreed with the Representative.

                           (e) The Company will arrange for the qualification of
                  the Securities for sale under the laws of such jurisdictions as the Representative may reasonably designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to the service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.


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                           (f) Until the Business Day following the Closing
                  Date, the Company will not, without the prior consent of the Representative, offer, sell, contract to sell, or otherwise dispose of any debt securities of the Company which mature more than one year following the Closing Date and which are substantially similar to the Securities.

         5. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date (including the filing of any document incorporated by reference therein) and as of the Closing Date, to the accuracy of the statements of the Company made in any certificates delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                           (a) No stop order suspending the effectiveness of the
                  Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened, and the Final Prospectus shall have been filed with the Commission not later than 5:00 P.M., New York City time, on the second Business Day following the date hereof.

                           (b) The Company shall have furnished to the Repre
                  sentative the opinion of Baker & Hostetler LLP, counsel to the Company, dated the Closing Date, to the effect that:

                                    (i) the Company is a corporation duly
                           incorporated, validly existing and in good standing under the laws of the State of Ohio;

                                    (ii) each significant subsidiary of the
                           Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation;

                                    (iii) except for permits and similar
                           authorizations required under the securities or Blue Sky laws of certain jurisdictions (as to which such counsel need not express an opinion), no consent, approval, authorization or other order of any regulatory body, administrative agency or other governmental body is legally required for the valid issuance


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                           and sale of the Securities to the Underwriters in the
                           manner contemplated by this Agreement;

                                    (iv) this Agreement has been duly
                           authorized, executed and delivered by the Company;

                                    (v) the Indenture has been duly and validly
                           authorized, executed and delivered by the Company and, assuming due execution and delivery by the Trustee, is a valid and binding agreement of the Company and has been duly qualified under the Trust Indenture Act;

                                    (vi) the Securities have been duly and
                           validly authorized and executed by the Company and, assuming due authentication of such Securities by the Trustee, upon delivery to the Underwriters against payment therefor in accordance with the terms of this Agreement, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture;

                                    (vii) the Registration Statement and all
                           post-effective amendments, if any, have become effective under the Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for such purpose are pending before or contemplated by the Commission and the filing of the Final Prospectus pursuant to Rule 424(b) has been made in accordance with Rule 424(b);

                                    (viii) (1) each of the Incorporated
                           Documents complies as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder and (2) the Registration Statement and the Final Prospectus and any supplements or amendments thereto (including the Incorporated Documents) comply as to form in all material respects with the Act;

                                    (ix) the statements in the Final Prospectus
                           under the captions "Description of Debt Securities" and "Certain Terms of Notes", insofar as such statements constitute a


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                           summary of the documents and other legal matters
                           referred to therein, fairly present the information called for by the Act with respect to such documents and other legal matters;

                                    (x) there are no legal or governmental
                           proceedings known to such counsel pending or threatened required to be described in the Registration Statement or the Final Prospectus which are not described as required, and there is no contract or document known to such counsel of a character required to be described in the Registration Statement or the Final Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required; and

                                    (xi) the execution, delivery and performance
                           of this Agreement and the Indenture, compliance by the Company with all provisions hereof and thereof and the consummation by the Company of the transactions contemplated hereby and thereby do not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the certificate or articles of incorporation or bylaws or code of regulations of the Company or any of its significant subsidiaries or any agreement, indenture or other instrument known to such counsel to which the Company or any of its significant subsidiaries is a party or by which any of them is bound which conflict or default would have a Material Adverse Effect, or (assuming compliance with all applicable state securities and Blue Sky laws and without opining as to the enforceability of rights of indemnity or contribution under applicable law) violate any law, administrative regulation or ruling or court decree known to such counsel applicable to the Company or any of its significant subsidiaries or any of their respective property which violation would have a Material Adverse Effect.

                           In rendering the opinion set forth above, Baker &
                  Hostetler LLP may (A) assume that New York law is substantially similar to Ohio law with respect to the opinions delivered in subsections (v) and (vi) concerning the valid and binding nature of the obligations of the Indenture and the Securities; (B) assume the genuineness without independent investigation, of all signatures on all documents examined by such firm, the conformity to original


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                  documents of all documents submitted to such firm as certified or facsimile copies and the authenticity of all such documents; and (C) rely as to matters of law of any State other than Ohio upon the opinion of counsel licensed to practice in such state and satisfactory to the Representative (provided that such opinion shall state that the Representative and Baker & Hostetler LLP are entitled to so rely) and as to certain matters of fact, upon certificates and written statements of officers and employees of, and accountants for, the Company.

                           Such counsel shall have also furnished to the
                  Representative a written statement dated the Closing Date to the effect that, based upon their participation in the preparation of the Registration Statement and the Final Prospectus and any amendments and supplements thereto and upon their review and discussion of the contents thereof, but without independent check or verification except as specified, nothing has come to such counsel's attention which would lead them to believe that the Registration Statement at the time it became effective and at the date of this Agreement contained any untrue statement of any material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus (as amended or supplemented, if applicable) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel may state that, in rendering the opinion in (viii) above and the written statement referred to in the preceding sentence, they are not expressing any opinion on the financial statements and financial exhibits and other financial data included therein or omitted therefrom and that they are not responsible for the adequacy or accuracy of the derivation or compilation from the Company's accounting records of the financial data included in the Registration Statement or the Final Prospectus and any amendments and supplements thereto.

                           (c) The Representative shall have received from Davis
                  Polk & Wardwell, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, the Registration Statement, the Final Prospectus and other related matters as the Representative may reasonably require, and the Company shall have furnished to


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                  such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters. In rendering their opinion, Davis Polk & Wardwell may rely on the opinion of Baker & Hostetler referred to in paragraph (b) above as to all matters of Ohio law.

                           (d) The Company shall have furnished to the Repre
                  sentative a certificate of the Company signed by the Chairman of the Board, the President or any Vice President of the Company dated the Closing Date, to the effect that:

                                    (i) the representations and warranties of
                           the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                                    (ii) no stop order suspending the
                           effectiveness of the Registration Statement, as amended, has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                                    (iii) since the date of the most recent
                           financial statements included in the Final
                           Prospectus, there has been no material adverse change in the financial condition, earnings, business, properties or results of operations of the Company and its subsidiaries on a consolidated basis, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus.

                           (e) At the Closing Date, Arthur Andersen LLP and
                  Deloitte & Touche LLP shall have furnished to the Representative a letter or letters (which may refer to letters previously delivered to the Representative, a copy of which shall be attached, in which case the letter provided at the Closing Date shall state that the previous letter can be relied on), dated the Closing Date, in form and substance satisfactory to the Representative, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial


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                  statements and certain financial information contained in or incorporated by reference in the Final Prospectus.

                           (f) Subsequent to the respective dates as of which
                  information is given in the Registration Statement and the Final Prospectus and prior to the Closing Date, there shall not have been any change, or any development involving a prospective change, in or affecting the business, properties or results of operations of the Company and its subsidiaries on a consolidated basis, the effect of which is, in the reasonable judgment of the Representative, so material and adverse as to make it impractical to proceed with the offering or the delivery of the Securities as contemplated by the Registration Statement and the Final Prospectus.

                           (g) Subsequent to the execution of this Agreement and
                  prior to the Closing Date, there shall not have been any downgrading in the ratings of any of the Company's debt securities, by any "nationally recognized statistical rating organization," as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Act or any public announcement by any such organization that it has under surveillance or review with negative implications, its rating of any of the Company's debt securities (or proposed rating of the Securities).

                           (h) Prior to the Closing Date, the Company shall have
                  furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

         If any of the conditions specified in this Section 5 shall not have been fulfilled to the reasonable satisfaction of the Representative when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be to the reasonable satisfaction of the Representative and its counsel, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company by telephone or in the manner described in Section 12 hereof.

         6. Expenses. (a) The Company covenants and agrees with the Representative that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other


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expenses in connection with the preparation, printing and filing of the
Registration Statement, any Preliminary Final Prospectus and the Final Prospectus and amendments and supplements thereto and the mailing and delivery of copies thereof to Underwriters and dealers; (ii) the cost of printing this Agreement, the Indenture, any blue sky and legal investment memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws, including the reasonable fees and disbursements of counsel for the Representative in connection with such qualification and in connection with any blue sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, the Representative will pay all of its own costs and expenses, including the fees of its counsel, transfer taxes on resale of any of the Securities by it, and any advertising expenses connected with the Securities.

         7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all reasonable and detailed out-of-pocket expenses (including reasonable fees and disbursements of counsel as stated with particularity) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

         8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them as such expenses are incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representative specifically for use in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph on the cover page, the third and sixth paragraphs, and the third and fourth sentences in the fifth paragraph along with the third sentence in the seventh paragraph under the heading "Underwriting" in any Preliminary Final Prospectus or Final Prospectus constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the documents referred to in the foregoing indemnity and the Representative hereby confirms that such statements are correct.

         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 8 to the extent it is not prejudiced as a proximate result of such omission. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel (which shall not be unreasonably withheld or delayed), the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate counsel (in addition to any local counsel), approved by the Representative in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action),
(ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). The indemnifying party shall not be liable for any settlement of any such action effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify the indemnified parties against any loss or liability by reason of such settlement or judgment.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Final Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount of total underwriting discounts and commissions actually received by it under this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, that in the event that the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule II hereto, the remaining Underwriter or Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representative shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

         10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in securities generally on the New York Stock Exchange, American Stock Exchange or The Nasdaq National Market shall have been suspended or materially limited,
(ii) a general moratorium on commercial banking activities in New York shall have been declared either by Federal or state authorities or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities.

         11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6, 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

         12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telexed and confirmed to it, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telexed and confirmed to it at 7000 Cardinal Place, Dublin, Ohio 43017, Attention: Chief Legal Officer.

         13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Securities from any of the Underwriters.

         14. APPLICABLE LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the several Underwriters.

         Very truly yours,

         CARDINAL HEALTH, INC.



         By:
         Title:


The foregoing Agreement is
hereby confirmed and accepted
as of the date first specified above

BANC OF AMERICA SECURITIES LLC

For itself and the other
several Underwriters, if any,
named in Schedule II to this
Agreement.



By:
Title:

                                   SCHEDULE I


Registration Statements Nos. 333-24483

                             333-46482

Representative(s) (including, address for notice):

         Title, Purchase Price and Description of Securities:

         Title:

         Principal Amount and Currency:

         Issue Price:

         Underwriters' Discount:

         Purchase Price:

         Optional Redemption Provisions: The Notes will be redeemable, in whole or, from time to time, in part, at the option of the Company at any time at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus 15 basis points, plus, in each case, accrued and unpaid interest on the principal amount being redeemed to the date of redemption.

         Maturity Date:

         Interest Rate:

         Interest Payment Dates:        and         , commencing

         Interest Accrues From:       , 2001

         Closing Date, Time and Location:

         o                  , 2001 at 10 a.m.

                  Cardinal Health, Inc.
                  7000 Cardinal Place
                  Dublin, Ohio 43017

         Day Count: 30/360

                                   SCHEDULE II



                                                  Principal Amount of
Underwriters                                       Securities to be
------------                                         Purchased
                                                               $
                                                               $
                                                               $
Total                                                          $